Exhibit 99.1

Contacts:

Media	Investors
Garry R. Clark	Robert J. Marshall Jr.
574-372-4493	574-371-8042
garry.clark@zimmer.com	robert.marshall@zimmer.com

Zimmer Holdings, Inc. Reports Second Quarter 2012 Financial Results

•	Net Sales of $1,125 million for the second quarter represent a decrease of 1.1% reported (1.8% increase, constant currency) from the prior year period

•	Diluted EPS for the second quarter were $1.22 reported, an increase of 15.1% over the prior year period, and $1.34 adjusted, an increase of 10.7% over the prior year period

•	Company updates reported revenue guidance and narrows constant currency revenue and EPS guidance for 2012

(WARSAW, IN) July 26, 2012—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended June 30, 2012. The Company reported second quarter net sales of $1,125 million, a decrease of 1.1% reported and an increase of 1.8% constant currency over the second quarter of 2011. Diluted earnings per share for the quarter were $1.22 reported and $1.34 adjusted, an increase of 10.7% adjusted over the prior year period.

“In the quarter, Zimmer improved operating margins and delivered double-digit growth in adjusted earnings per share. This performance was driven by the ongoing benefits of our commercial and operational excellence programs and disciplined use of capital,” said David Dvorak, Zimmer President and CEO. “Moving through 2012, we expect to accelerate revenue growth through ongoing new product introductions and to continue to drive improved leverage in operating margins.”

Net earnings for the second quarter were $214.5 million on a reported basis and $235.6 million on an adjusted basis, an increase of 1.4% adjusted over the prior year period. Operating cash flow for the second quarter was $231.5 million.

During the quarter the Company returned $138.2 million to stockholders in the form of cash dividends of $31.7 million and repurchases of 1.67 million shares for $106.5 million. At the end of the second quarter, $1,251.9 million of share repurchase authorization remained available under the current program, which expires on December 31, 2014.

Guidance

The Company updated its full-year reported revenue guidance and narrowed its constant currency revenue and EPS guidance for full-year 2012. Full-year revenues are expected to increase between 2.5% and 3.5% on a constant currency basis from 2011. The Company now estimates that foreign currency translation will decrease revenues between 2.0% and 2.5% for the full year 2012, resulting in reported revenue growth between 0% and 1.5%. Previously, the Company had estimated foreign currency translation would decrease revenues by approximately 1.5% to 2.0%.

Full-year 2012 diluted earnings per share are projected to be in a range of $4.75 to $4.85 on a reported basis and $5.25 to $5.35 on an adjusted basis. Prior guidance for full-year 2012 reported and adjusted diluted earnings per share was $4.70 to $4.90 and $5.20 to $5.40, respectively.

Conference Call

The Company will conduct its second quarter 2012 investor conference call today, July 26, 2012, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.

Individuals who wish to dial into the conference call may do so at (888) 878-3901. International callers should dial (706) 634-9520. A digital recording will be available two hours after the completion of the conference call from July 26, 2012, to August 9, 2012. To access the recording, US/Canada callers should dial (855) 859-2056 or (800) 585-8367, or for International callers, dial (404) 537-3406, and enter the conference ID 95075993.

Sales Tables

The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and six months on both a reported and constant currency basis.

NET SALES - THREE MONTHS ENDED JUNE 30, 2012

(in millions, unaudited)

	Net Sales	Reported % Growth	Constant Currency % Growth
Geographic Segments
Americas	$614	1%	1%
Europe	305	(6)	3
Asia Pacific	206	1	2

Total	1,125	(1)	2

Product Categories
Reconstructive
Americas	449	—	—
Europe	240	(6)	3
Asia Pacific	154	2	3

Total	843	(2)	2

Knees
Americas	265	(1)	—
Europe	117	(9)	—
Asia Pacific	79	4	6

Total	461	(2)	1

Hips
Americas	152	—	1
Europe	116	(5)	4
Asia Pacific	72	1	1

Total	340	(1)	2

Extremities	42	4	6
Dental	62	(8)	(5)
Trauma	74	7	9
Spine	52	(7)	(4)
Surgical and other	94	7	8

NET SALES - SIX MONTHS ENDED JUNE 30, 2012

(in millions, unaudited)

	Net Sales	Reported % Growth	Constant Currency % Growth
Geographic Segments
Americas	$1,249	1%	1%
Europe	606	(3)	4
Asia Pacific	411	5	4

Total	2,266	1	2

Product Categories
Reconstructive
Americas	916	—	—
Europe	480	(3)	3
Asia Pacific	307	6	5

Total	1,703	—	2

Knees
Americas	543	—	—
Europe	235	(4)	2
Asia Pacific	153	7	6

Total	931	—	2

Hips
Americas	306	—	—
Europe	230	(3)	4
Asia Pacific	149	6	4

Total	685	—	2

Extremities	87	4	6
Dental	122	(6)	(4)
Trauma	149	7	9
Spine	106	(7)	(5)
Surgical and other	186	8	9

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2011 sales were approximately $4.5 billion. The Company is supported by the efforts of more than 8,500 employees worldwide.

###

Website Information

We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom® Acetabular Component product claims, special items and certain tax adjustments. Included in special items are acquisition and integration costs as well as employee termination benefits, consulting and professional fees, certain litigation matters, dedicated personnel expenses, certain contract terminations and asset impairment charges connected with global restructuring and transformation initiatives. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through September 2012; the success of our quality and operational improvement initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators, such as more stringent requirements for regulatory clearance of our products; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the impact of health care reform measures in the U.S. including the impact of the new excise tax on medical devices, reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; the impact of the ongoing financial crisis on countries in the Euro zone on our ability to collect accounts receivable in affected countries; our ability to retain the independent agents and distributors who market our products; and changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE THREE MONTHS ENDED JUNE 30, 2012 and 2011

(in millions, except per share amounts, unaudited)

	2012	2011	% Inc/(Dec)
Net Sales	$1,125.0	$1,137.4	(1)%
Cost of products sold	281.9	287.9	(2)

Gross Profit	843.1	849.5	(1)

Research and development	57.2	56.9	1
Selling, general and administrative	453.3	470.0	(4)
Certain claims	—	50.0	(100)
Special items	30.7	13.5	127

Operating expenses	541.2	590.4	(8)

Operating Profit	301.9	259.1	17
Interest income	3.8	3.3	13
Interest expense	(18.1)	(13.1)	38

Earnings before income taxes	287.6	249.3	15
Provision for income taxes	73.6	45.5	62

Net earnings	214.0	203.8	5
Less: Net loss attributable to noncontrolling interest	(0.5)	—	100

Net Earnings of Zimmer Holdings, Inc.	$214.5	$203.8	5

Earnings Per Common Share
Basic	$1.22	$1.06	15
Diluted	$1.22	$1.06	15
Weighted Average Common Shares Outstanding
Basic	175.2	191.5
Diluted	176.2	192.7

Cash dividends declared per common share	$0.18	—	100

Certain amounts in the 2011 consolidated statement of earnings have been reclassified to conform to the 2012 presentation.

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 and 2011

(in millions, except per share amounts, unaudited)

	2012	2011	% Inc/(Dec)
Net Sales	$2,265.7	$2,253.0	1%
Cost of products sold	570.6	566.9	1

Gross Profit	1,695.1	1,686.1	1

Research and development	116.8	112.5	4
Selling, general and administrative	916.6	928.3	(1)
Certain claims	—	50.0	(100)
Special items	64.2	39.0	65

Operating expenses	1,097.6	1,129.8	(3)

Operating Profit	597.5	556.3	7
Interest income	6.9	5.3	29
Interest expense	(35.7)	(26.1)	37

Earnings before income taxes	568.7	535.5	6
Provision for income taxes	145.8	122.8	19

Net earnings	422.9	412.7	2
Less: Net loss attributable to noncontrolling interest	(1.2)	—	100

Net Earnings of Zimmer Holdings, Inc.	$424.1	$412.7	3

Earnings Per Common Share
Basic	$2.41	$2.15	12
Diluted	$2.39	$2.14	12
Weighted Average Common Shares Outstanding
Basic	176.3	192.1
Diluted	177.3	193.3

Cash dividends declared per common share	$0.18	—	100

Certain amounts in the 2011 consolidated statement of earnings have been reclassified to conform to the 2012 presentation.

ZIMMER HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	June 30, 2012	December 31, 2011
Assets
Current Assets:
Cash and cash equivalents	$651.0	$768.3
Short-term investments	684.9	455.5
Receivables, net	906.7	838.8
Inventories	956.0	929.8
Other current assets	279.7	284.2

Total current assets	3,478.3	3,276.6

Property, plant and equipment, net	1,176.8	1,207.3
Goodwill	2,609.5	2,626.0
Intangible assets, net	776.9	798.5
Other assets	575.0	606.9

Total Assets	$8,616.5	$8,515.3

Liabilities and Stockholders’ Equity

Current liabilities	$679.7	$723.8
Short-term debt	3.4	143.3
Other long-term liabilities	494.7	557.4
Long-term debt	1,726.5	1,576.0
Stockholders’ equity	5,712.2	5,514.8

Total Liabilities and Stockholders’ Equity	$8,616.5	$8,515.3

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 and 2011

(in millions, unaudited)

	2012	2011
Cash flows provided by (used in) operating activities
Net earnings	$422.9	$412.7
Depreciation and amortization	190.2	174.7
Share-based compensation	27.8	31.7
Income tax benefits from employee stock compensation plans	7.3	9.5
Excess income tax benefits from employee stock compensation plans	(1.4)	(3.6)
Inventory step-up	2.0	7.8
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	10.6	(11.5)
Receivables	(86.9)	(76.0)
Inventories	(29.7)	(21.8)
Accounts payable and accrued expenses	(15.7)	(42.2)
Other assets and liabilities	(88.2)	(48.1)

Net cash provided by operating activities	438.9	433.2

Cash flows provided by (used in) investing activities
Additions to instruments	(68.3)	(85.2)
Additions to other property, plant and equipment	(44.3)	(34.0)
Purchases of investments	(537.5)	(186.7)
Sales of investments	422.7	169.8
Investments in other assets	(54.7)	(26.4)

Net cash used in investing activities	(282.1)	(162.5)

Cash flows provided by (used in) financing activities
Net proceeds under revolving credit facilities	(145.7)	0.2
Proceeds from term loans	147.3	—
Dividends paid to stockholders	(31.7)	—
Proceeds from employee stock compensation plans	18.0	29.1
Excess income tax benefits from employee stock compensation plans	1.4	3.6
Debt issuance costs	(3.3)	—
Repurchase of common stock	(248.1)	(357.2)

Net cash used in financing activities	(262.1)	(324.3)

Effect of exchange rates on cash and cash equivalents	(12.0)	8.8

Increase (decrease) in cash and cash equivalents	(117.3)	(44.8)
Cash and cash equivalents, beginning of period	768.3	668.9

Cash and cash equivalents, end of period	$651.0	$624.1

ZIMMER HOLDINGS, INC.

NET SALES BY GEOGRAPHIC SEGMENT

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012 and 2011

(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Inc/(Dec)	2012	2011	% Inc/(Dec)
Americas	$614.3	$608.6	1%	$1,248.7	$1,238.3	1%
Europe	305.2	324.7	(6)	606.0	623.9	(3)
Asia Pacific	205.5	204.1	1	411.0	390.8	5

Total	$1,125.0	$1,137.4	(1)	$2,265.7	$2,253.0	1

ZIMMER HOLDINGS, INC.

NET SALES BY PRODUCT CATEGORY

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012 and 2011

(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Inc/(Dec)	2012	2011	% Inc/(Dec)
Reconstructive
Knees	$460.7	$470.9	(2)%	$931.3	$933.1	—%
Hips	340.0	345.0	(1)	684.5	682.3	—
Extremities	42.5	40.7	4	87.3	83.6	4

	843.2	856.6	(2)	1,703.1	1,699.0	—

Dental	61.5	67.1	(8)	121.7	129.5	(6)
Trauma	73.9	69.1	7	149.4	139.2	7
Spine	52.4	56.4	(7)	105.6	113.3	(7)
Surgical and other	94.0	88.2	7	185.9	172.0	8

Total	$1,125.0	$1,137.4	(1)	$2,265.7	$2,253.0	1

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Three Months Ended June 30, 2012
	Reported % Growth	Foreign Exchange Impact	Constant Currency % Growth
Geographic Segments
Americas	1%	—%	1%
Europe	(6)	(9)	3
Asia Pacific	1	(1)	2
Total	(1)	(3)	2
Product Categories
Reconstructive
Americas	—	—	—
Europe	(6)	(9)	3
Asia Pacific	2	(1)	3
Total	(2)	(4)	2
Knees
Americas	(1)	(1)	—
Europe	(9)	(9)	—
Asia Pacific	4	(2)	6
Total	(2)	(3)	1
Hips
Americas	—	(1)	1
Europe	(5)	(9)	4
Asia Pacific	1	—	1
Total	(1)	(3)	2
Extremities	4	(2)	6
Dental	(8)	(3)	(5)
Trauma	7	(2)	9
Spine	(7)	(3)	(4)
Surgical and other	7	(1)	8

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Six Months Ended June 30, 2012
	Reported % Growth	Foreign Exchange Impact	Constant Currency % Growth
Geographic Segments
Americas	1%	—%	1%
Europe	(3)	(7)	4
Asia Pacific	5	1	4
Total	1	(1)	2
Product Categories
Reconstructive
Americas	—	—	—
Europe	(3)	(6)	3
Asia Pacific	6	1	5
Total	—	(2)	2
Knees
Americas	—	—	—
Europe	(4)	(6)	2
Asia Pacific	7	1	6
Total	—	(2)	2
Hips
Americas	—	—	—
Europe	(3)	(7)	4
Asia Pacific	6	2	4
Total	—	(2)	2
Extremities	4	(2)	6
Dental	(6)	(2)	(4)
Trauma	7	(2)	9
Spine	(7)	(2)	(5)
Surgical and other	8	(1)	9

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Three Months Ended June 30, 2012 and 2011

(in millions, unaudited)

	Three Months Ended June 30,
	2012	2011
Net Earnings of Zimmer Holdings, Inc.	$214.5	$203.8
Inventory step-up	1.0	3.4
Certain Claims	—	50.0
Special items	30.7	13.5
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(10.6)	(38.2)

Adjusted Net Earnings	$235.6	$232.5

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Six Months Ended June 30, 2012 and 2011

(in millions, unaudited)

	Six Months Ended June 30,
	2012	2011
Net Earnings of Zimmer Holdings, Inc.	$424.1	$412.7
Inventory step-up	2.0	7.8
Certain claims	—	50.0
Special items	64.2	39.0
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(23.4)	(46.1)

Adjusted Net Earnings	$466.9	$463.4

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Three Months Ended June 30, 2012 and 2011

(unaudited)

	Three Months Ended June 30,
	2012	2011
Diluted EPS	$1.22	$1.06
Inventory step-up	0.01	0.02
Certain claims	—	0.26
Special items	0.17	0.07
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.06)	(0.20)

Adjusted Diluted EPS	$1.34	$1.21

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Six Months Ended June 30, 2012 and 2011

(unaudited)

	Six Months Ended June 30,
	2012	2011
Diluted EPS	$2.39	$2.14
Inventory step-up	0.01	0.04
Certain claims	—	0.26
Special items	0.36	0.20
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.13)	(0.24)

Adjusted Diluted EPS	$2.63	$2.40

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of 2012 Projected Diluted EPS and

Projected Adjusted Diluted EPS

(unaudited)

	Low	High
Projected Year Ended December 31, 2012:
Diluted EPS	4.75	4.85
Inventory step-up	0.01	0.01
Special items	0.65	0.65
Taxes on inventory step-up and special items*	(0.16)	(0.16)

Adjusted Diluted EPS	$5.25	$5.35

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items have been or are projected to be incurred.